LOAN PURCHASE AGREEMENT

THIS LOAN PURCHASE AGREEMENT is effective as of this 29TH day of June, 2011, by and between **BLACK ROCK CAPITAL, INC.**, an Arkansas corporation ("Purchaser") and **FIRST STATE BANK, LONOKE, ARKANSAS**, an Arkansas state chartered bank ("Seller").

W-I-T-N-E-S-S-E-T-H:

WHEREAS, Seller made one or more loans (the "**BAMCO LOAN**"), to BAMCO GAS, LLC, a Delaware Limited Liability Company, ("Borrower"), which Bamco Loan is evidenced by those certain promissory notes, security agreements and related loan documents as indicated on the attached **Exhibit A** (collectively, and together with any other documents executed in connection therewith), the **Bamco Loan Documents**");

WHEREAS, Seller is the current owner and holder of the Bamco Loan Documents, copies of which are also attached hereto as part of Exhibit A; and

WHEREAS, Purchaser desires to purchase the Bamco Loan Documents from Seller, and Seller desires to sell the Bamco Loan Documents to Purchaser, upon the terms and subject to the conditions contained herein;

NOW, THEREFORE, the parties hereto agree as follows:

1. Purchase and Seal of Note and Security Documents: Seller agrees to sell, transfer, convey, assign and deliver the Bamco Loan Documents to Purchaser, and Purchaser agrees to purchase the Bamco Loan Documents. The Bamco Loan Documents shall be conveyed free and clear of all liens, claims, encumbrances or restrictions of any kind or nature, except as specifically provided herein or liens or encumbrances on the underlying collateral securing the Loan Documents. The parties acknowledge and agree that the Bamco Loan Documents are being sold by Seller and purchased by Purchaser **WITHOUT RECOURSE** against Seller, other than the representations and warranties set forth herein.

2. Purchase Price. In consideration of the sale, transfer, conveyance, assignment and delivery of the Bamco Loan Documents by Seller, Purchaser, shall pay to Seller in cash as Closing an amount equal to the sum of all principal and accrued interest outstanding on the Promissory Note which is part of the Bamco Loan Documents which as of June 29TH 2011, is as follows: (collectively, the "Purchase Price"):

Account No.	Principal	InterestLate Charge	Total
168840	$2,990,823.44	$171,841.46 /$793.87	$3,163,458.77

Seller shall execute and deliver to Purchaser assignment of the Bamco Loan Documents and such other conveyance documents as may be reasonably necessary to convey the Bamco Loan Documents to Purchaser in the form attached hereto as **Exhibit B** (the "Assignments").

3. Closing. The Closing shall take place on or before June , 2011, at the offices of the Seller in Lonoke, Arkansas, or at such other time and place as the parties may mutually agree (the "Closing Date").

4. Seller's Obligations at the Closing. At Closing Seller will execute in favor of and
deliver to Purchaser or the Purchaser's agent the Assignments to vest in Purchaser good, marketable, and record title to the Bamco Loan Documents being acquired by Purchaser, free and clear of all liens and encumbrances other than liens or encumbrances on the underlying collateral securing the Loan Documents.

5. Representations and Warranties of Seller. Seller hereby represents and warrants to the Purchaser as follows:

(a) Existence and Good Standing. Seller is a state banking association duly organized, validly existing and in good standing under the laws of its place of incorporation.

(b) Ownership of Loan Documents. Seller is the lawful record and beneficial
owner of the Bamoc Loan Documents.

(c) Validity. This Agreement has been duly executed and delivered by Seller,
and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

(d) Authority. Seller has the full power and authority to enter into this Agreement and all other agreements and documents contemplated hereby to which it is a party and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents by Seller, and consummation by Seller of the transactions contemplated hereby, have been duly authorized by each Seller and no other corporation action on the part of the Seller is necessary to authorize the transactions contemplated hereby and the Assignment of the Bamco Loan Documents.

(e) Note Balances. As of June 29, 2011, the outstanding principal and accrued interest on the Promissory Note which is part of the Bamco Loan Documents is as set forth in Paragraph 2 above.

(f) No Amendments. Except as specified above, there have been no amendments or modifications to any of the Bamco Loan Documents by Seller.

(g) No Prior Assignment. The Bamco Loan Documents have not heretofore been assigned, transferred or hypothecated in any manner by Seller.

6. Representations and Warranties by Purchaser. Purchaser hereby represents and warrants to Seller as follows:

(a) Existence and Good Standing. Purchaser is a corporation duly organized,
validly existing and in good standing under the laws of the State of Arkansas.

(b) Validity. This Agreement has been duly executed and delivered by Purchaser, and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

(c) Authority. Purchaser has the full power and authority to enter into this Agreement and all other agreements and documents contemplated hereby to which it is a party and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents by Purchaser, and the consummation by Purchaser of the transactions contemplated hereby, have been duly authorized by Purchaser and no other company action on the part of the Purchaser is necessary to authorize the transactions contemplated hereby.

7. Survival. The representations, warranties, indemnities, covenants and agreements contained herein shall survive the Closing.

8. Miscellaneous.

(a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by the party to be bound thereby.

(b) This Agreement shall be binding upon and inure to the benefit of each party hereto and his heirs, personal representative, successors and assigns. Otherwise, this Agreement shall not create any rights for the benefit of any third party.

(c) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonable requested by any other party in order to carry out the provisions and purpose of this Agreement.

(d) This Agreement and all amendments thereof shall be covered by and construed in accordance with the laws of the State of Arkansas applicable to contracts made and to be performed therein.

(e) This Agreement may be executed in multiple counterparts, and all counterparts so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all the parties are not signatory to the original or same counterpart. TO facilitate the execution of this Agreement, this Agreement may be executed by facsimile signature, with the original signature to be provided promptly after facsimile transmissions.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year aforesaid.

SELLER:
FIRST STATE BANK,
LONOKE, ARKANSAS

By: ______________________

Title: ______________________

PURCHASER:
BLACK ROCK CAPITAL, INC.

By: ______________________

Title: President

Exhibit A

1. Promissory Note and Security Agreement number 168840 executed by Bamco Gas, LLC and Ernest A. Bartlett and Howard Appel, in the original amount of $3,000,000.00, dated July 14, 2008, in favor of First State Bank, Lonoke, Arkansas:

2. All security agreements and any related UCCS

3. All title work, surveys, appraisals, financial information concerning the collateral, borrowers: and

4. All other credit documents and security instruments evidencing, securing, describing or otherwise pertaining to the loan from Assignor to Borrower

Exhibit B

ASSUMPTION OF PROMISSORY NOTE AND SECURITY AGREEMENT

On July 14, 2008, Bamco Gas, LLC, executed promissory note and security agreement number 168840 in the original principal amount of $3,000,000.00 in favor of First State Bank, Lonoke, Arkansas, this note being renewal of previous promissory notes. That in order to secure the indebtedness owed First State Bank, Bamco Gas, LLC, executed the following described security instruments:

Document	Filed	Location	Book/Page or Instrument No.
UCC	June 28, 2006	Arkansas Secretary of State	7128569289
UCC	June 30, 2006	Delaware Department of State	6231053 0
UCC		Commonwealth of Pennsylvania	2006070701939
UCC		Texas Secretary of State	06-0022029354
Assignment of Payments	June 21, 2006		

That the principal balance due on promissory note and security agreement number 168840 is $2,712,417.96, as of June 17, 2011.

That the undersigned, **Black Rock Capital, Inc.**, hereby agrees to assume the responsibilities of Bamco Gas, LLC as set forth in the promissory note and security agreement executed in favor of First State Bank, Lonoke, Arkansas, and the undersigned further agrees that it will pay or cause to be paid each monthly installment due so long as there is an indebtedness owed First State Bank.

This assumption will remain in full force and effect so long as there is any indebtedness owed First State Bank

Black Rock Capital, Inc. acknowledges that sufficient consideration has been given to Black Rock Capital, Inc. for the assumption of the promissory note, and the obligations under the promissory note, executed by Bamco Gas, LLC on July 14, 2008 and that the assumption of this note by Black Rock Capital, Inc. is a material consideration for First State Bank to continue the loan relationship between Black Rock Capital, Inc. and Bamco Gas, LLC and First State Bank.

Witness my hand and official seal this 29TH day of June, 2011.

Black Rock Capital, Inc.
fka Black Rock Capital, LLC

By: [signature]
Alan W. Barksdale, President

ACKNOWLEDGMENT

STATE OF ARKANSAS)
)
COUNTY OF Saline)

On this 29th day of June, 2011, before me, a Notary Public, personally appeared **Alan W. Barksdale**, who acknowledged himself to be the **President** of **Black Rock Capital, Inc.**, and that he as such being authorized so to do executed the foregoing Assumption of Promissory Note and Security Agreement by signing the name of the corporation by himself as **President.**

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]
Notary Public

My Commission expires:

12-15-2020

CYNTHIA S. CHRESTMAN
SALINE COUNTY
NOTARY PUBLIC - ARKANSAS
My Commission Expires December 15, 2020
Commission No. 12370907

ASSIGNMENT OF LOAN DOCUMENTS

KNOW ALL MEN BY THESE PRESENTS;

1. THAT **FIRST STATE BANK, LONOKE, ARKANSAS**, an Arkansas state chartered bank, its successors and/or assigns (**"Assignor"**, or "FSB"), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged , has pursuant to that certain Loan Purchase Agreement between Assignor and Assignee of even date herewith (the "Agreement"), granted, bargained, sold, assigned, transferred, set over and delivered, and does by these presents, grant, bargain sell, assign, transfer, set over and deliver, **WITHOUT RECOURSE**, unto **BLACK ROCK CAPITAL, INC**., an Arkansas corporation (the "**Assignee**"), its successors and assigns, all of its right, title and interest in and to the following described documents, together with all monies due and to become due therefrom from the date hereof and all rights and privileges associated therewith, to have and to hold the same unto the said Assignee, its successors and assigns forever:

(a) That certain promissory note and security agreement, any related UCCs surveys, appraisals, environmental reports, title policies and related loan documents in connection with loan number 168840 made by Assignor (the "**Bamco Loan"**) to Bamco Gas, LLC, a Delaware corporation, and Ernest A. Bartlett and Howard Appel ("Borrower"), including, without limitation, the items lised on the attached **Exhibit A** (collectively, and together with any other documents executed in connection therewith, the "**Bamco Loan Documents**"). The Promissory Note included in the Bamco Loan Documents is hereinafter referred to as the "Note". The Note shall be endorsed by Assignor to Assignee as follows: "Pay to the order of Black Rock Capital, Inc."

(b) All other loan application, financial information, write up work, correspondence, credit documents, and security instruments evidencing, securing, describing or otherwise pertaining to the Bamco Loan Documents from Assignor to Borrower.

2. Assignor agrees and covenants that it will execute such additional documents and make such additional endorsements, assignments and deliveries as Assignee shall reasonably require in order to effect the assignment, delivery and transfer of the Bamco Loan Documents to Assignee.

3. Assignee takes the Bamco Gas, LLC loan and Bamco Loan Documents without recourse. Assignor makes no representation or warranty to Assignee or any other person with respect to the Bamco Gas LLC Loan or any Bamco Loan Documents, except as set forth in the Agreement or this Assignment.

4. The agreements, representations and warranties of the parties contained herein shall survive the consummation of the transactions contemplated hereby.

5. This Assignment sets forth the entire agreement and understanding of the parties

hereto with respect to the Bamco Gas, LLC Loan, and supersedes all prior agreements and understandings between the parties hereto with respect to the transaction contemplated hereby. This Assignment shall be binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

6. This Assignment may be signed in counterparts, each of which shall be an original and each of which taken together constitute one agreement.

7. This Assignment may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

8. In the event of any litigation or dispute over the terms and provisions of this Assignment, the prevailing party shall be entitled to reasonable attorney fees and costs.

IN WITNESS WHEREOF, this Assignment is executed this 30th day of June, 2011.

ASSIGNOR:
FIRST STATE BANK,
LONOKE, ARKANSAS

By: ______________________

David R. Estes, President

ASSIGNEE:
BLACK ROCK CAPITAL, INC.

By: ______________________
Alan W. Barksdale, President

ACKNOWLEDGMENT

STATE OF ARKANSAS)
)
COUNTY OF)

On this 29th day of June, 2011, before me, a Notary Public, personally appeared David R. Estes, who acknowledged himself to be the President of First State Bank, an Arkansas state chartered bank, and that he as such being authorized so to do executed the foregoing instrument by signing the name of the bank by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____
Notary Public

My Commission expires:

ACKNOWLEDGMENT

STATE OF ARKANSAS)

)

COUNTY OF Saline)

On this 29th day of June, 2011, before me, a Notary Public, personally appeared Alan W. Barksdale, who acknowledged himself to be the President of Black Rock Capital, Inc., an Arkansas corporation, and that he as such being authorized so to do executed the foregoing instrument by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF. I hereunto set my hand and official seal.

Notary Public

My Commission expires: 12-15-2020

CYNTHIA S. CHRESTMAN
SALINE COUNTY
NOTARY PUBLIC - ARKANSAS
My Commission Expires December 15, 2020
Commission No. 12379907